UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 28, 2020

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 5.000% Perpetual Preferred Stock, Series A	T PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 4.750% Perpetual Preferred Stock, Series C	T PRC	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due August 3, 2020	T 20C	New York Stock Exchange
AT&T Inc. 1.875% Global Notes due December 4, 2020	T 20	New York Stock Exchange
AT&T Inc. 2.650% Global Notes due December 17, 2021	T 21B	New York Stock Exchange
AT&T Inc. 1.450% Global Notes due June 1, 2022	T 22B	New York Stock Exchange
AT&T Inc. 2.500% Global Notes due March 15, 2023	T 23	New York Stock Exchange
AT&T Inc. 2.750% Global Notes due May 19, 2023	T 23C	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due September 5, 2023	T 23D	New York Stock Exchange
AT&T Inc. 1.050% Global Notes due September 5, 2023	T 23E	New York Stock Exchange
AT&T Inc. 1.300% Global Notes due September 5, 2023	T 23A	New York Stock Exchange
AT&T Inc. 1.950% Global Notes due September 15, 2023	T 23F	New York Stock Exchange
AT&T Inc. 2.400% Global Notes due March 15, 2024	T 24A	New York Stock Exchange
AT&T Inc. 3.500% Global Notes due December 17, 2025	T 25	New York Stock Exchange
AT&T Inc. 0.250% Global Notes due March 4, 2026	T 26E	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 5, 2026	T 26D	New York Stock Exchange
AT&T Inc. 2.900% Global Notes due December 4, 2026	T 26A	New York Stock Exchange
AT&T Inc. 1.600% Global Notes due May 19, 2028	T 28C	New York Stock Exchange
AT&T Inc. 2.350% Global Notes due September 5, 2029	T 29D	New York Stock Exchange
AT&T Inc. 4.375% Global Notes due September 14, 2029	T 29B	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due December 17, 2029	T 29A	New York Stock Exchange
AT&T Inc. 0.800% Global Notes due March 4, 2030	T 30B	New York Stock Exchange
AT&T Inc. 2.050% Global Notes due May 19, 2032	T 32A	New York Stock Exchange
AT&T Inc. 3.550% Global Notes due December 17, 2032	T 32	New York Stock Exchange
AT&T Inc. 5.200% Global Notes due November 18, 2033	T 33	New York Stock Exchange
AT&T Inc. 3.375% Global Notes due March 15, 2034	T 34	New York Stock Exchange
AT&T Inc. 2.450% Global Notes due March 15, 2035	T 35	New York Stock Exchange
AT&T Inc. 3.150% Global Notes due September 4, 2036	T 36A	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due May 19, 2038	T 38C	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 14, 2039	T 39B	New York Stock Exchange
AT&T Inc. 7.000% Global Notes due April 30, 2040	T 40	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due June 1, 2043	T 43	New York Stock Exchange
AT&T Inc. 4.875% Global Notes due June 1, 2044	T 44	New York Stock Exchange
AT&T Inc. 4.000% Global Notes due June 1, 2049	T 49A	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due March 1, 2050	T 50	New York Stock Exchange
AT&T Inc. 5.350% Global Notes due November 1, 2066	TBB	New York Stock Exchange
AT&T Inc. 5.625% Global Notes due August 1, 2067	TBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

The disclosure under Item 8.01 with respect to the termination of the 2020 BAML Term Loan (as defined in Item 8.01) is incorporated by reference into this Item 1.02.

Item 8.01	Other Events.

Throughout this document, AT&T Inc. is referred to as “AT&T.” On May 28, 2020, AT&T closed its sale of $2,500,000,000 principal amount of its 2.300% Global Notes due 2027, $3,000,000,000 principal amount of its 2.750% Global Notes due 2031, $2,500,000,000 principal amount of its 3.500% Global Notes due 2041, $3,000,000,000 principal amount of its 3.650% Global Notes due 2051 and $1,500,000,000 principal amount of its 3.850% Global Notes due 2060 (together, the “Notes”) pursuant to an Underwriting Agreement, dated May 21, 2020, between AT&T and BofA Securities, Inc., Goldman Sachs & Co. LLC, Mizuho Securities USA LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as the representatives of the several Underwriters. The Notes were issued pursuant to that certain Indenture, dated as of May 15, 2013, between AT&T and The Bank of New York Mellon Trust Company, N.A., as Trustee. The Notes have been registered under the Securities Act of 1933, as amended pursuant to a Registration Statement on Form S-3 (No. 333-231404) previously filed with the Securities and Exchange Commission under the Act. Copies of the Underwriting Agreement, the forms of Notes and the opinion of our Vice President — Associate General Counsel and Assistant Secretary as to the validity of the Notes are filed as exhibits hereto and incorporated herein by reference. AT&T is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement.

On April 30, 2020, AT&T issued notices for the redemption in full of all of the outstanding $2,750,441,000 aggregate principal amount of the 2.450% Global Notes due June 30, 2020 issued by AT&T (CUSIP No. 00206RCL4). On May 28, 2020, AT&T issued notices for the redemption in full of all of the outstanding (i) $682,696,000 aggregate principal amount of the 4.600% Global Notes due February 15, 2021 issued by AT&T (CUSIP No. 00206RCZ3), (ii) $1,694,999,000 aggregate principal amount of the 2.800% Global Notes due February 17, 2021 issued by AT&T (CUSIP No. 00206RCR1), (iii) $853,159,000 aggregate principal amount of the 4.450% Global Notes due May 15, 2021 issued by AT&T (CUSIP No. 00206RAX0), (iv) $1,171,605,000 aggregate principal amount of the 3.875% Global Notes due August 15, 2021 (CUSIP No. 00206RAZ5) and (v) $1,430,000,000 aggregate principal amount of the 5.500% Global Notes due June 15, 2047 issued by AT&T (ISIN XS1572325683).

On May 26, 2020, AT&T gave notice of its intent to repay all of the (i) $5,500,000,000 aggregate outstanding principal amount under AT&T’s Term Loan Credit Agreement, dated as of April 6, 2020, with Bank of America, N.A., as agent (the “2020 BAML Term Loan”) and (ii) $400,000,000 aggregate outstanding principal amount of the Tranche A facility under AT&T’s Term Loan Credit Agreement, dated as of September 20, 2019, with Bank of America, N.A., as agent (the “2019 BAML Term Loan”). On May 27, 2020, AT&T gave notice of its intent to repay all of the $400,000,000 aggregate outstanding principal amount of the Tranche B facility under the 2019 BAML Term Loan. After the repayments are applied, all outstanding borrowings and all unpaid fees under the 2020 BAML Term Loan and Tranche A and Tranche B of the 2019 BAML Term Loan will be paid in full and AT&T’s respective commitments thereunder will be terminated.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

(d)	Exhibits

	1.1	Underwriting Agreement, dated May 21, 2020

	4.1	Form of 2.300% Global Notes due 2027

	4.2	Form of 2.750% Global Notes due 2031

	4.3	Form of 3.500% Global Notes due 2041

	4.4	Form of 3.650% Global Notes due 2051

	4.5	Form of 3.850% Global Notes due 2060

	5.1	Opinion of Mr. Wayne A. Wirtz, Vice President – Associate General Counsel and Assistant Secretary, AT&T Inc., as to the validity of the Notes

	23.1	Consent of Mr. Wayne A. Wirtz, Vice President – Associate General Counsel and Assistant Secretary (included in Exhibit 5.1)

	104	The cover page from AT&T Inc.’s Current Report on Form 8-K, formatted in Inline XBRL

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: May 28, 2020	By:	/s/ George B. Goeke
George B. Goeke
Senior Vice President and Treasurer